UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:	811-06677

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 8

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Deborah A. Docs
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	9/30/2016

Date of reporting period:	9/30/2016

Item 1 – Reports to Stockholders

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

     Prudential QMA Stock Index Fund

ANNUAL REPORT	SEPTEMBER 30, 2016

To enroll in e-delivery, go to prudentialfunds.com/edelivery

Objective: Provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”)

Highlights

PRUDENTIAL QMA STOCK INDEX FUND

•

The Fund closely tracked the performance of the S&P 500 Index (“the Index”) over the 12-month period ended September 30, 2016. The Fund’s Class A shares gained 14.85%, trailing the 15.41% return of the Index.

•	The Fund holds all stocks included in the Index in approximately the same proportions. (For a complete list of holdings, refer to the Portfolio of Investments section of this report.)

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company and member SIPC. QMA is the primary business name for Quantitative Management Associates LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM) a Prudential Financial Company. ©2016 Prudential Financial, Inc. and its related entities. The Prudential logo and the Rock symbol are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the Prudential QMA Stock Index Fund informative and useful. The report covers performance for the 12-month period that ended September 30, 2016.

During the reporting period, the US economy experienced modest growth. Labor markets were healthy, and consumer confidence rose. The housing market brightened somewhat, as momentum continued for the new home market. The Federal Reserve kept interest rates unchanged at its September meeting, but pointed to the strong possibility of a rate hike in December. Internationally, concerns over Brexit—the term used to represent Britain’s decision to leave the European Union—remained in the spotlight.

Equity markets in the US were firmly in positive territory at the end of the reporting period, as US stocks posted strong gains. European stocks struggled earlier, but found some traction in the third quarter. Asian markets also advanced, and emerging markets rose sharply.

US fixed income markets experienced overall gains. High yield bonds posted very strong results. Corporate bonds and Treasuries also performed well. Accommodative monetary policy by central banks helped lift global bond markets.

Given the uncertainty in today’s investment environment, we believe that active professional portfolio management offers a potential advantage. Active managers often have the knowledge and flexibility to find the best investment opportunities in the most challenging markets.

Even so, it’s best if investment decisions are based on your long-term goals rather than on short-term market and economic developments. We also encourage you to work with an experienced financial advisor who can help you set goals, determine your tolerance for risk, build a diversified plan that’s right for you, and make adjustments when necessary.

By having Prudential Investments help you address your goals, you gain the advantage of asset managers that also manage money for many major corporations and pension funds around the world. That means you benefit from the same expertise, innovation, and attention to risk demanded by today’s most sophisticated investors.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

Prudential QMA Stock Index Fund

November 15, 2016

Prudential QMA Stock Index Fund	3

Your Fund’s Performance (unaudited)

Performance data quoted represent past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852.

Cumulative Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	14.85	108.20	92.14
Class C	14.10	101.69	79.40
Class I	15.23	111.72	98.89
Class Z	15.16	111.18	97.71
S&P 500 Index	15.41	113.29	101.03
Lipper S&P 500 Index Funds Average	14.62	107.56	90.82

Average Annual Total Returns (With Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	11.12	15.03	6.40
Class C	13.10	15.06	6.02
Class I	15.23	16.19	7.12
Class Z	15.16	16.13	7.05
S&P 500 Index	15.41	16.36	7.23
Lipper S&P 500 Index Funds Average	14.62	15.72	6.67

Average Annual Total Returns (Without Sales Charges) as of 9/30/16
	One Year (%)	Five Years (%)	Ten Years (%)
Class A	14.85	15.80	6.75
Class C	14.10	15.06	6.02
Class I	15.23	16.19	7.12
Class Z	15.16	16.13	7.05

Source: Prudential Investments LLC and Lipper Inc.

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Growth of a $10,000 Investment

The graph compares a $10,000 investment in the Fund’s Class A shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class A shares (September 30, 2006) and the account values at the end of the current fiscal year (September 30, 2016) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class C, Class I, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursement, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graphs include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Prudential QMA Stock Index Fund	5

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class I	Class Z
Maximum initial sales charge	3.25% of the public offering price	None	None	None
Contingent Deferred Sales Charge (CDSC) (as a percentage of the lower of original purchase price or net asset value at redemption)	1% on sales of $1 million or more made within 12 months of purchase	1% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	.30%	1%	None	None

Benchmark Definitions

S&P 500 Index—The Standard & Poor’s 500 Composite Stock Price Index (the Index) is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Lipper S&P 500 Index Funds Average—The Lipper S&P 500 Index Funds Average (Lipper Average) is based on the average return of all funds in the Lipper S&P 500 Index Funds Average category for the periods noted. Funds in the Lipper Average are passively managed, limited expense (management fee no higher than 0.50%) funds designed to replicate the performance of the S&P 500 Index on a reinvested basis.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

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12-month performance broken out by S&P 500 Index sectors (width of the bars represents the sectors’ weighting in the overall index).

S&P 500 Index as of 9/30/16

*Sector weightings are subject to change.

Source: FactSet.

The S&P 500 Index is a product of S&P Dow Jones Indices LLC (“SPDJI”), and has been licensed for use by Prudential Investments LLC, its affiliates, and subsidiaries. Standard & Poor’s®, S&P® and S&P 500® are registered trademarks of Standard & Poor’s Financial Services LLC (“S&P”); Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); and these trademarks have been licensed for use by SPDJI and sublicensed for certain purposes by Prudential Investments LLC, its affiliates, and subsidiaries. The Prudential QMA Stock Index Fund is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

The performance cited does not represent the performance of the Prudential QMA Stock Index Fund. Past performance does not guarantee future results.

Prudential QMA Stock Index Fund	7

Strategy and Performance Overview

How did the Fund perform?

The Prudential QMA Stock Index Fund’s Class A shares returned 14.85% for the 12-month reporting period that ended September 30, 2016, underperforming the 15.41% return of the S&P 500 Index (the Index), and slightly outperforming the 14.62% return of the Lipper S&P 500 Index Funds Average.

•	The Fund closely tracked the performance of the Index over the 12-month period ended September 30, 2016.

•	The Fund holds all stocks included in the Index in approximately the same proportions.

•	The Fund held S&P 500 stock index futures, a form of derivatives, to maintain exposure to equities and provide portfolio liquidity. Futures had a small negative impact on performance over the year.

What were market conditions?

•

When the reporting period began, the equity markets were dominated by anxiety about the potential of a Federal Reserve (Fed) rate hike, the health of the Chinese economy, and China’s unexpected devaluation of its currency, the yuan. The fixed income markets, meanwhile, reflected investor uncertainty about weaker global economic growth, the Fed’s rate hiking schedule, record new issuance, and steep declines in energy and commodity prices. In mid-December, the Fed raised the federal funds target rate by 0.25% to a range between 0.25% and 0.50% and said it was likely to raise short-term interest rates four times during 2016.

•

The first quarter of 2016 was a tale in two parts. At the beginning of the quarter, risk aversion increased amid deteriorating economic data in developed and emerging markets countries, a further drop in commodity prices, and heightened volatility in global financial markets. By March, investor sentiment had improved, commodity prices had regained some ground, and the number of negative economic surprises had diminished. At its March policy meeting, the Fed adopted a more dovish tone, suggesting it would hike rates only two times in 2016 although its forecasts for US economic growth, inflation, and unemployment were little changed from December. (A dovish tone tends to imply lower interest rates.)

•

During the second quarter, fears about the global economy receded in the face of considerable stimulus by China’s policymakers, stronger-than-anticipated first-quarter European economic growth, and signs that the Japanese economy was doing somewhat better than expected. In late June, the UK’s surprise vote to leave the European Union, commonly known as “Brexit,” briefly increased market volatility. Although the Brexit decision raised considerable uncertainty, the macroeconomic fallout appeared to be manageable, if not limited. However, Switzerland, Spain, and Ireland have significant banking system exposure to the UK. The Fed left short-term rates unchanged, with some

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policymakers suggesting there would be just a single rate hike in 2016. Ongoing stimulus by global central banks drove down interest rates around the world.

•

In the third quarter and through the end of the period, global central bank monetary policy remained accommodative, providing support to the world’s bond markets. Credit spreads (differences in yields between corporate bonds and US Treasury securities of comparable maturity) narrowed amid stability in energy prices as well as a general search for yield in the low interest-rate environment. Equity markets appeared to shrug off the drama of Brexit as volatility was generally kept in check, with the exception of a brief sell-off in the US on fears that the Fed might raise rates by the end of 2016.

Current outlook

•

Overall, the global environment is characterized by low real interest rates, sluggish demand, slow economic growth, and subpar inflation. (The real interest rate is the rate of interest one may receive after allowing for inflation.)

•	Quantitative Management Associates LLC (QMA) believes global economic growth will have difficulty exceeding 3%, a far cry from the growth of between 4% and 5% before the 2008-2009 financial crisis.

•	In the developed markets, QMA thinks economic growth is likely to remain lackluster, given headwinds from demographics and poor productivity growth.

•

The structural reforms necessary to help reinvigorate growth may be hampered by elevated political risks around the globe, including Brexit, the US elections, Italy’s referendum on constitutional reform, and German and French elections in 2017.

Were there any changes in the management of the Fund?

Daniel Carlucci, CFA, who currently serves as a portfolio manager for the Fund, has announced his intention to retire from QMA at the end of 2016. Edward Louie will be replacing Mr. Carlucci as the new portfolio manager of the Fund. The Fund’s other portfolio managers are expected to continue to serve as portfolio managers following Mr. Carlucci’s retirement.

Prudential QMA Stock Index Fund	9

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested on April 1, 2016, at the beginning of the period, and held through the six-month period ended September 30, 2016. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of Prudential Investment funds, including the Fund, that you own. You should consider the additional fees that were charged to your

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Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Prudential QMA Stock Index Fund		Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,061.00	0.52%	$2.68
	Hypothetical	$1,000.00	$1,022.40	0.52%	$2.63
Class C	Actual	$1,000.00	$1,057.60	1.18%	$6.07
	Hypothetical	$1,000.00	$1,019.10	1.18%	$5.96
Class I	Actual	$1,000.00	$1,062.80	0.19%	$0.98
	Hypothetical	$1,000.00	$1,024.05	0.19%	$0.96
Class Z	Actual	$1,000.00	$1,062.50	0.25%	$1.29
	Hypothetical	$1,000.00	$1,023.75	0.25%	$1.26

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 183 days in the six-month period ended September 30, 2016, and divided by the 366 days in the Fund’s fiscal year ended September 30, 2016 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

Prudential QMA Stock Index Fund	11

Fees and Expenses (continued)

The Fund’s annual expense ratios for the 12-month period ended September 30, 2016, are as follows:

Class	Gross Operating Expenses (%)	Net Operating Expenses (%)
A	0.60	0.53
C	1.25	1.18
I	0.26	0.19
Z	0.32	0.25

Net operating expenses shown above reflect any fee waivers and/or expense reimbursements. Additional information on Fund expenses and any fee waivers and/or expense reimbursements can be found in the “Financial Highlights” tables in this report and in the Notes to the Financial Statements in this report.

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Portfolio of Investments

as of September 30, 2016

	Shares	Value (Note 1)
LONG-TERM INVESTMENTS 96.6%

COMMON STOCKS 96.4%

Aerospace & Defense 2.0%
Boeing Co. (The)	31,484	$4,147,702
General Dynamics Corp.	15,512	2,406,842
L-3 Communications Holdings, Inc.	4,200	633,066
Lockheed Martin Corp.	13,556	3,249,644
Northrop Grumman Corp.	9,748	2,085,585
Raytheon Co.	15,944	2,170,457
Rockwell Collins, Inc.	6,763	570,391
Textron, Inc.	14,134	561,827
TransDigm Group, Inc.*	2,800	809,536
United Technologies Corp.	41,740	4,240,784

		20,875,834

Air Freight & Logistics 0.7%
C.H. Robinson Worldwide, Inc.	7,700	542,542
Expeditors International of Washington, Inc.	9,800	504,896
FedEx Corp.	13,116	2,291,103
United Parcel Service, Inc. (Class B Stock)	36,900	4,035,384

		7,373,925

Airlines 0.5%
Alaska Air Group, Inc.	6,300	414,918
American Airlines Group, Inc.	27,900	1,021,419
Delta Air Lines, Inc.	41,200	1,621,632
Southwest Airlines Co.	33,874	1,317,360
United Continental Holdings, Inc.*	17,200	902,484

		5,277,813

Auto Components 0.4%
BorgWarner, Inc.	10,700	376,426
Delphi Automotive PLC (United Kingdom)	14,700	1,048,404
Goodyear Tire & Rubber Co. (The)	13,771	444,803
Johnson Controls International PLC	49,887	2,321,242

		4,190,875

Automobiles 0.5%
Ford Motor Co.	207,338	2,502,570
General Motors Co.	74,600	2,370,042
Harley-Davidson, Inc.	9,600	504,864

		5,377,476

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	13

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Banks 5.2%
Bank of America Corp.	549,195	$8,594,902
BB&T Corp.	43,858	1,654,324
Citigroup, Inc.	156,515	7,392,203
Citizens Financial Group, Inc.	26,900	664,699
Comerica, Inc.	9,261	438,231
Fifth Third Bancorp	39,373	805,572
Huntington Bancshares, Inc.	53,029	522,866
JPMorgan Chase & Co.	195,493	13,017,879
KeyCorp	55,835	679,512
M&T Bank Corp.	8,400	975,240
People’s United Financial, Inc.	15,000	237,300
PNC Financial Services Group, Inc. (The)	26,902	2,423,601
Regions Financial Corp.	66,774	659,059
SunTrust Banks, Inc.	26,283	1,151,195
U.S. Bancorp	85,895	3,684,037
Wells Fargo & Co.	243,916	10,800,600
Zions Bancorporation	9,500	294,690

		53,995,910

Beverages 2.2%
Brown-Forman Corp. (Class B Stock)	10,860	515,198
Coca-Cola Co. (The)	208,664	8,830,661
Constellation Brands, Inc. (Class A Stock)	9,500	1,581,655
Dr. Pepper Snapple Group, Inc.	10,100	922,231
Molson Coors Brewing Co. (Class B Stock)	9,694	1,064,401
Monster Beverage Corp.*	7,750	1,137,778
PepsiCo, Inc.	77,651	8,446,099

		22,498,023

Biotechnology 2.9%
AbbVie, Inc.	86,474	5,453,915
Alexion Pharmaceuticals, Inc.*	12,000	1,470,480
Amgen, Inc.	40,146	6,696,754
Biogen, Inc.*	11,770	3,684,363
Celgene Corp.*	41,600	4,348,448
Gilead Sciences, Inc.	71,500	5,657,080
Regeneron Pharmaceuticals, Inc.*	4,250	1,708,585
Vertex Pharmaceuticals, Inc.*	13,200	1,151,172

		30,170,797

Building Products 0.1%
Allegion PLC	5,233	360,606

See Notes to Financial Statements.

14

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Building Products (cont’d.)
Fortune Brands Home & Security, Inc.	8,000	$464,800
Masco Corp.	17,026	584,162

		1,409,568

Capital Markets 2.5%
Affiliated Managers Group, Inc.*	3,000	434,100
Ameriprise Financial, Inc.	9,171	914,991
Bank of New York Mellon Corp. (The)	57,238	2,282,652
BlackRock, Inc.	6,800	2,464,728
Charles Schwab Corp. (The)	63,311	1,998,728
CME Group, Inc.	18,100	1,891,812
E*TRADE Financial Corp.*	13,520	393,702
Franklin Resources, Inc.	19,742	702,223
Goldman Sachs Group, Inc. (The)	20,800	3,354,416
Intercontinental Exchange, Inc.	6,488	1,747,608
Invesco Ltd.	21,100	659,797
Legg Mason, Inc.	5,300	177,444
Moody’s Corp.	9,376	1,015,233
Morgan Stanley	80,236	2,572,366
Nasdaq, Inc.	5,900	398,486
Northern Trust Corp.	11,162	758,904
S&P Global, Inc.	14,200	1,797,152
State Street Corp.	20,662	1,438,695
T. Rowe Price Group, Inc.	13,400	891,100

		25,894,137

Chemicals 2.0%
Air Products & Chemicals, Inc.	11,032	1,658,551
Albemarle Corp.	6,000	512,940
CF Industries Holdings, Inc.	11,900	289,765
Dow Chemical Co. (The)	60,236	3,122,032
E.I. du Pont de Nemours & Co.	46,544	3,117,052
Eastman Chemical Co.	7,886	533,724
Ecolab, Inc.	14,282	1,738,405
FMC Corp.	7,000	338,380
International Flavors & Fragrances, Inc.	4,375	625,494
LyondellBasell Industries NV (Class A Stock)	18,600	1,500,276
Monsanto Co.	23,584	2,410,285
Mosaic Co. (The)	17,100	418,266
PPG Industries, Inc.	14,448	1,493,345
Praxair, Inc.	15,408	1,861,749
Sherwin-Williams Co. (The)	4,316	1,194,064

		20,814,328

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	15

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.3%
Cintas Corp.	4,800	$540,480
Pitney Bowes, Inc.	9,625	174,790
Republic Services, Inc.	12,475	629,364
Stericycle, Inc.*	4,600	368,644
Waste Management, Inc.	22,413	1,429,053

		3,142,331

Communications Equipment 1.0%
Cisco Systems, Inc.	267,444	8,483,324
F5 Networks, Inc.*	3,500	436,240
Harris Corp.	6,900	632,109
Juniper Networks, Inc.	18,600	447,516
Motorola Solutions, Inc.	8,716	664,856

		10,664,045

Construction & Engineering 0.1%
Fluor Corp.	6,974	357,906
Jacobs Engineering Group, Inc.*	6,700	346,524
Quanta Services, Inc.*	7,800	218,322

		922,752

Construction Materials 0.1%
Martin Marietta Materials, Inc.	3,500	626,885
Vulcan Materials Co.	7,300	830,229

		1,457,114

Consumer Finance 0.7%
American Express Co.	42,859	2,744,690
Capital One Financial Corp.	27,266	1,958,517
Discover Financial Services	22,018	1,245,118
Navient Corp.	16,792	242,980
Synchrony Financial	44,365	1,242,220

		7,433,525

Containers & Packaging 0.3%
Avery Dennison Corp.	4,768	370,903
Ball Corp.	8,564	701,820
International Paper Co.	21,584	1,035,600
Owens-Illinois, Inc.*	8,200	150,798
Sealed Air Corp.	10,836	496,505
WestRock Co.	13,633	660,928

		3,416,554

See Notes to Financial Statements.

16

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Distributors 0.1%
Genuine Parts Co.	8,199	$823,589
LKQ Corp.*	16,400	581,544

		1,405,133

Diversified Consumer Services
H&R Block, Inc.	10,120	234,278

Diversified Financial Services 1.4%
Berkshire Hathaway, Inc. (Class B Stock)*	101,600	14,678,152
Leucadia National Corp.	15,900	302,736

		14,980,888

Diversified Telecommunication Services 2.5%
AT&T, Inc.	329,193	13,368,528
CenturyLink, Inc.	28,208	773,745
Frontier Communications Corp.(a)	55,060	229,050
Level 3 Communications, Inc.*	15,500	718,890
Verizon Communications, Inc.	218,033	11,333,355

		26,423,568

Electric Utilities 2.0%
Alliant Energy Corp.	11,100	425,241
American Electric Power Co., Inc.	26,391	1,694,566
Duke Energy Corp.	37,039	2,964,602
Edison International	17,362	1,254,405
Entergy Corp.	9,615	737,759
Eversource Energy	17,300	937,314
Exelon Corp.	48,912	1,628,280
FirstEnergy Corp.	22,077	730,307
NextEra Energy, Inc.	24,772	3,030,111
PG&E Corp.	26,153	1,599,779
Pinnacle West Capital Corp.	5,700	433,143
PPL Corp.	35,652	1,232,490
Southern Co. (The)	50,115	2,570,899
Xcel Energy, Inc.	27,183	1,118,309

		20,357,205

Electrical Equipment 0.5%
Acuity Brands, Inc.	2,400	635,040
AMETEK, Inc.	12,800	611,584
Eaton Corp. PLC	24,393	1,602,864
Emerson Electric Co.	34,050	1,856,066

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	17

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Electrical Equipment (cont’d.)
Rockwell Automation, Inc.	7,263	$888,555

		5,594,109

Electronic Equipment, Instruments & Components 0.4%
Amphenol Corp. (Class A Stock)	16,500	1,071,180
Corning, Inc.	55,797	1,319,599
FLIR Systems, Inc.	6,300	197,946
TE Connectivity Ltd. (Switzerland)	19,400	1,248,972

		3,837,697

Energy Equipment & Services 1.0%
Baker Hughes, Inc.	23,245	1,173,175
Diamond Offshore Drilling, Inc.(a)	2,800	49,308
FMC Technologies, Inc.*	11,300	335,271
Halliburton Co.	45,522	2,043,028
Helmerich & Payne, Inc.(a)	6,100	410,530
National Oilwell Varco, Inc.	19,900	731,126
Schlumberger Ltd.	74,172	5,832,886
Transocean Ltd.*(a)	17,000	181,220

		10,756,544

Equity Real Estate Investment Trusts (REITs) 2.9%
American Tower Corp.	22,600	2,561,258
Apartment Investment & Management Co. (Class A Stock)	8,180	375,544
AvalonBay Communities, Inc.	7,311	1,300,188
Boston Properties, Inc.	8,400	1,144,836
Crown Castle International Corp.	18,300	1,724,043
Digital Realty Trust, Inc.	7,500	728,400
Equinix, Inc.	3,786	1,363,906
Equity Residential	19,600	1,260,868
Essex Property Trust, Inc.	3,700	823,990
Extra Space Storage, Inc.	6,600	524,106
Federal Realty Investment Trust	3,800	584,934
General Growth Properties, Inc.	30,300	836,280
HCP, Inc.	25,000	948,750
Host Hotels & Resorts, Inc.	39,036	607,790
Iron Mountain, Inc.	12,105	454,301
Kimco Realty Corp.	21,900	634,005
Macerich Co. (The)	6,700	541,829
Prologis, Inc.	27,637	1,479,685
Public Storage	7,900	1,762,806
Realty Income Corp.	13,600	910,248

See Notes to Financial Statements.

18

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Equity Real Estate Investment Trusts (REITs) (cont’d.)
Simon Property Group, Inc.	16,689	$3,454,790
SL Green Realty Corp.	5,400	583,740
UDR, Inc.	13,700	493,063
Ventas, Inc.	17,933	1,266,608
Vornado Realty Trust	9,384	949,755
Welltower, Inc.	19,000	1,420,630
Weyerhaeuser Co.	39,639	1,266,070

		30,002,423

Food & Staples Retailing 2.1%
Costco Wholesale Corp.	23,608	3,600,456
CVS Health Corp.	57,399	5,107,937
Kroger Co. (The)	50,268	1,491,954
Sysco Corp.	28,180	1,381,102
Wal-Mart Stores, Inc.	81,626	5,886,867
Walgreens Boots Alliance, Inc.	46,578	3,755,119
Whole Foods Market, Inc.	16,300	462,105

		21,685,540

Food Products 1.7%
Archer-Daniels-Midland Co.	31,159	1,313,975
Campbell Soup Co.	9,647	527,691
ConAgra Foods, Inc.	22,843	1,076,134
General Mills, Inc.	31,944	2,040,583
Hershey Co. (The)	7,416	708,969
Hormel Foods Corp.	13,700	519,641
J.M. Smucker Co. (The)	6,700	908,118
Kellogg Co.	13,670	1,059,015
Kraft Heinz Co. (The)	31,855	2,851,341
McCormick & Co., Inc.	6,500	649,480
Mead Johnson Nutrition Co.	10,065	795,236
Mondelez International, Inc. (Class A Stock)	83,266	3,655,377
Tyson Foods, Inc. (Class A Stock)	16,400	1,224,588

		17,330,148

Health Care Equipment & Supplies 2.6%
Abbott Laboratories	78,874	3,335,581
Baxter International, Inc.	27,274	1,298,242
Becton, Dickinson and Co.	11,481	2,063,480
Boston Scientific Corp.*	72,472	1,724,834
C.R. Bard, Inc.	4,112	922,239
Cooper Cos., Inc. (The)	1,400	250,964

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	19

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Danaher Corp.	31,900	$2,500,641
DENTSPLY SIRONA, Inc.	12,500	742,875
Edwards Lifesciences Corp.*	11,600	1,398,496
Hologic, Inc.*	13,200	512,556
Intuitive Surgical, Inc.*	2,050	1,485,902
Medtronic PLC	75,115	6,489,936
St. Jude Medical, Inc.	15,164	1,209,481
Stryker Corp.	17,000	1,978,970
Varian Medical Systems, Inc.*	5,200	517,556
Zimmer Biomet Holdings, Inc.	10,711	1,392,644

		27,824,397

Health Care Providers & Services 2.5%
Aetna, Inc.	18,944	2,187,085
AmerisourceBergen Corp.	10,000	807,800
Anthem, Inc.	14,200	1,779,402
Cardinal Health, Inc.	17,273	1,342,112
Centene Corp.*	9,100	609,336
Cigna Corp.	13,891	1,810,275
DaVita HealthCare Partners, Inc.*	8,400	554,988
Express Scripts Holding Co.*	33,670	2,374,745
HCA Holdings, Inc.*	16,400	1,240,332
Henry Schein, Inc.*	4,400	717,112
Humana, Inc.	8,110	1,434,578
Laboratory Corp. of America Holdings*	5,600	769,888
McKesson Corp.	12,226	2,038,685
Patterson Cos., Inc.	4,400	202,136
Quest Diagnostics, Inc.	7,700	651,651
UnitedHealth Group, Inc.	51,048	7,146,720
Universal Health Services, Inc. (Class B Stock)	5,000	616,100

		26,282,945

Health Care Technology 0.1%
Cerner Corp.*	15,800	975,650

Hotels, Restaurants & Leisure 1.6%
Carnival Corp.	23,800	1,161,916
Chipotle Mexican Grill, Inc.*(a)	1,740	736,890
Darden Restaurants, Inc.	6,353	389,566
Marriott International, Inc. (Class A Stock)	17,210	1,158,749
McDonald’s Corp.	45,830	5,286,949
Royal Caribbean Cruises Ltd.	9,100	682,045

See Notes to Financial Statements.

20

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Hotels, Restaurants & Leisure (cont’d.)
Starbucks Corp.	78,100	$4,228,334
Wyndham Worldwide Corp.	6,351	427,613
Wynn Resorts Ltd.(a)	4,600	448,132
Yum! Brands, Inc.	19,864	1,803,850

		16,324,044

Household Durables 0.5%
D.R. Horton, Inc.	17,600	531,520
Garmin Ltd.	6,200	298,282
Harman International Industries, Inc.	3,700	312,465
Leggett & Platt, Inc.	7,400	337,292
Lennar Corp. (Class A Stock)	9,800	414,932
Mohawk Industries, Inc.*	3,600	721,224
Newell Rubbermaid, Inc.	24,927	1,312,656
PulteGroup, Inc.	15,511	310,840
Whirlpool Corp.	4,085	662,424

		4,901,635

Household Products 2.0%
Church & Dwight Co., Inc.	13,600	651,712
Clorox Co. (The)	6,932	867,748
Colgate-Palmolive Co.	47,860	3,548,341
Kimberly-Clark Corp.	19,416	2,449,134
Procter & Gamble Co. (The)	142,723	12,809,389

		20,326,324

Independent Power & Renewable Electricity Producers 0.1%
AES Corp.	34,800	447,180
NRG Energy, Inc.	14,800	165,908

		613,088

Industrial Conglomerates 2.5%
3M Co.	32,498	5,727,123
General Electric Co.	481,307	14,256,313
Honeywell International, Inc.	40,915	4,770,280
Roper Technologies, Inc.	5,600	1,021,832

		25,775,548

Insurance 2.6%
Aflac, Inc.	22,200	1,595,514
Allstate Corp. (The)	20,308	1,404,907

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	21

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Insurance (cont’d.)
American International Group, Inc.	54,601	$3,240,023
Aon PLC	14,489	1,629,868
Arthur J Gallagher & Co.	9,100	462,917
Assurant, Inc.	3,300	304,425
Chubb Ltd.	25,023	3,144,140
Cincinnati Financial Corp.	7,807	588,804
Hartford Financial Services Group, Inc. (The)	20,153	862,952
Lincoln National Corp.	12,051	566,156
Loews Corp.	13,717	564,455
Marsh & McLennan Cos., Inc.	27,540	1,852,065
MetLife, Inc.	58,000	2,576,940
Principal Financial Group, Inc.	14,100	726,291
Progressive Corp. (The)	29,916	942,354
Prudential Financial, Inc.(b)	24,100	1,967,765
Torchmark Corp.	6,333	404,615
Travelers Cos., Inc. (The)	15,911	1,822,605
Unum Group	12,626	445,824
Willis Towers Watson PLC	7,400	982,498
XL Group Ltd. (Ireland)	14,800	497,724

		26,582,842

Internet & Direct Marketing Retail 2.4%
Amazon.com, Inc.*	21,060	17,633,748
Expedia, Inc.	6,200	723,664
Netflix, Inc.*	22,900	2,256,795
Priceline Group, Inc. (The)*	2,720	4,002,453
TripAdvisor, Inc.*	6,300	398,034

		25,014,694

Internet Software & Services 4.4%
Akamai Technologies, Inc.*	8,900	471,611
Alphabet, Inc. (Class A Stock)*	15,750	12,663,945
Alphabet, Inc. (Class C Stock)*	15,852	12,321,601
eBay, Inc.*	56,600	1,862,140
Facebook, Inc. (Class A Stock)*	124,300	15,943,961
VeriSign, Inc.*(a)	5,100	399,024
Yahoo!, Inc.*	46,900	2,021,390

		45,683,672

IT Services 3.7%
Accenture PLC (Class A Stock)	33,600	4,104,912
Alliance Data Systems Corp.*	3,290	705,804

See Notes to Financial Statements.

22

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

IT Services (cont’d.)
Automatic Data Processing, Inc.	24,478	$2,158,959
Cognizant Technology Solutions Corp. (Class A Stock)*	32,000	1,526,720
CSRA, Inc.	7,251	195,052
Fidelity National Information Services, Inc.	17,600	1,355,728
Fiserv, Inc.*	11,800	1,173,746
Global Payments, Inc.	8,200	629,432
International Business Machines Corp.	47,234	7,503,121
MasterCard, Inc. (Class A Stock)	52,100	5,302,217
Paychex, Inc.	17,525	1,014,172
PayPal Holdings, Inc.*	57,900	2,372,163
Teradata Corp.*	6,800	210,800
Total System Services, Inc.	9,071	427,698
Visa, Inc. (Class A Stock)	101,920	8,428,784
Western Union Co. (The)	25,752	536,156
Xerox Corp.	49,400	500,422

		38,145,886

Leisure Products 0.1%
Hasbro, Inc.	5,954	472,331
Mattel, Inc.	17,013	515,153

		987,484

Life Sciences Tools & Services 0.7%
Agilent Technologies, Inc.	17,798	838,108
Illumina, Inc.*	7,900	1,435,114
Mettler-Toledo International, Inc.*	1,400	587,762
PerkinElmer, Inc.	6,170	346,199
Thermo Fisher Scientific, Inc.	21,202	3,372,390
Waters Corp.*	4,500	713,205

		7,292,778

Machinery 1.4%
Caterpillar, Inc.	31,356	2,783,472
Cummins, Inc.	8,516	1,091,326
Deere & Co.	15,980	1,363,893
Dover Corp.	8,462	623,142
Flowserve Corp.	6,900	332,856
Fortive Corp.	15,950	811,855
Illinois Tool Works, Inc.	17,636	2,113,498
Ingersoll-Rand PLC	13,800	937,572
PACCAR, Inc.	18,664	1,097,070
Parker-Hannifin Corp.	7,438	933,692

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	23

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Machinery (cont’d.)
Pentair PLC (United Kingdom)	9,646	$619,659
Snap-on, Inc.	3,242	492,654
Stanley Black & Decker, Inc.	8,288	1,019,258
Xylem, Inc.	9,300	487,785

		14,707,732

Media 2.8%
CBS Corp. (Class B Stock)	22,376	1,224,862
Charter Communications, Inc. (Class A Stock)*	11,400	3,077,658
Comcast Corp. (Class A Stock)	129,285	8,576,767
Discovery Communications, Inc. (Class A Stock)*	7,400	199,208
Discovery Communications, Inc. (Class C Stock)*	11,000	289,410
Interpublic Group of Cos., Inc. (The)	21,388	478,022
News Corp. (Class A Stock)	19,975	279,250
News Corp. (Class B Stock)	2,700	38,394
Omnicom Group, Inc.	13,034	1,107,890
Scripps Networks Interactive, Inc. (Class A Stock)	5,200	330,148
TEGNA, Inc.	11,589	253,336
Time Warner, Inc.	41,874	3,333,589
Twenty-First Century Fox, Inc. (Class A Stock)	58,200	1,409,604
Twenty-First Century Fox, Inc. (Class B Stock)	22,900	566,546
Viacom, Inc. (Class B Stock)	18,276	696,316
Walt Disney Co. (The)	79,613	7,392,863

		29,253,863

Metals & Mining 0.3%
Alcoa, Inc.	68,044	689,966
Freeport-McMoRan, Inc.	68,192	740,565
Newmont Mining Corp.	28,497	1,119,647
Nucor Corp.	16,712	826,409

		3,376,587

Multiline Retail 0.5%
Dollar General Corp.	15,100	1,056,849
Dollar Tree, Inc.*	12,542	989,940
Kohl’s Corp.	9,900	433,125
Macy’s, Inc.	16,582	614,363
Nordstrom, Inc.(a)	6,400	332,032
Target Corp.	31,482	2,162,184

		5,588,493

See Notes to Financial Statements.

24

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Multi-Utilities 1.0%
Ameren Corp.	12,469	$613,226
CenterPoint Energy, Inc.	22,179	515,218
CMS Energy Corp.	14,300	600,743
Consolidated Edison, Inc.	16,451	1,238,760
Dominion Resources, Inc.	32,604	2,421,499
DTE Energy Co.	9,987	935,482
NiSource, Inc.	16,900	407,459
Public Service Enterprise Group, Inc.	26,894	1,126,052
SCANA Corp.	7,800	564,486
Sempra Energy	12,698	1,361,099
WEC Energy Group, Inc.	16,633	995,984

		10,780,008

Oil, Gas & Consumable Fuels 5.9%
Anadarko Petroleum Corp.	26,836	1,700,329
Apache Corp.	20,348	1,299,627
Cabot Oil & Gas Corp.	24,800	639,840
Chesapeake Energy Corp.*(a)	26,100	163,647
Chevron Corp.	100,892	10,383,805
Cimarex Energy Co.	5,300	712,161
Concho Resources, Inc.*	7,100	975,185
ConocoPhillips	66,357	2,884,539
Devon Energy Corp.	27,400	1,208,614
EOG Resources, Inc.	29,500	2,852,945
EQT Corp.	9,600	697,152
Exxon Mobil Corp.	221,652	19,345,787
Hess Corp.	13,934	747,141
Kinder Morgan, Inc.	101,080	2,337,980
Marathon Oil Corp.	45,278	715,845
Marathon Petroleum Corp.	28,278	1,147,804
Murphy Oil Corp.(a)	8,600	261,440
Newfield Exploration Co.*	10,700	465,022
Noble Energy, Inc.	21,900	782,706
Occidental Petroleum Corp.	40,776	2,973,386
ONEOK, Inc.	11,100	570,429
Phillips 66	24,928	2,007,950
Pioneer Natural Resources Co.	8,700	1,615,155
Range Resources Corp.	8,500	329,375
Southwestern Energy Co.*	22,200	307,248
Spectra Energy Corp.	35,484	1,516,941
Tesoro Corp.	6,500	517,140
Valero Energy Corp.	24,900	1,319,700

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	25

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
Williams Cos., Inc. (The)	35,592	$1,093,742

		61,572,635

Personal Products 0.1%
Estee Lauder Cos., Inc. (The) (Class A Stock)	12,100	1,071,576

Pharmaceuticals 5.3%
Allergan PLC*	21,195	4,881,420
Bristol-Myers Squibb Co.	89,279	4,813,924
Eli Lilly & Co.	51,897	4,165,253
Endo International PLC*	9,200	185,380
Johnson & Johnson	147,119	17,379,167
Mallinckrodt PLC*	6,000	418,680
Merck & Co., Inc.	148,333	9,257,463
Mylan NV*	23,800	907,256
Perrigo Co. PLC	8,000	738,640
Pfizer, Inc.	324,023	10,974,659
Zoetis, Inc.	25,400	1,321,054

		55,042,896

Professional Services 0.3%
Dun & Bradstreet Corp. (The)	1,900	259,578
Equifax, Inc.	6,530	878,807
Nielsen Holdings PLC	19,000	1,017,830
Robert Half International, Inc.	6,900	261,234
Verisk Analytics, Inc.*	8,500	690,880

		3,108,329

Real Estate Management & Development
CBRE Group, Inc. (Class A Stock)*	14,600	408,508

Road & Rail 0.8%
CSX Corp.	49,818	1,519,449
JB Hunt Transport Services, Inc.	4,900	397,586
Kansas City Southern	6,000	559,920
Norfolk Southern Corp.	15,911	1,544,322
Ryder System, Inc.	2,821	186,045
Union Pacific Corp.	45,116	4,400,163

		8,607,485

Semiconductors & Semiconductor Equipment 3.2%
Analog Devices, Inc.	16,500	1,063,425

See Notes to Financial Statements.

26

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Semiconductors & Semiconductor Equipment (cont’d.)
Applied Materials, Inc.	58,388	$1,760,398
Broadcom Ltd. (Singapore)	20,929	3,610,671
First Solar, Inc.*(a)	3,800	150,062
Intel Corp.	252,688	9,538,972
KLA-Tencor Corp.	8,220	573,016
Lam Research Corp.(a)	8,362	791,965
Linear Technology Corp.	12,700	752,983
Microchip Technology, Inc.(a)	11,200	695,968
Micron Technology, Inc.*	53,416	949,737
NVIDIA Corp.	27,300	1,870,596
Qorvo, Inc.*	6,471	360,694
QUALCOMM, Inc.	78,400	5,370,400
Skyworks Solutions, Inc.	10,300	784,242
Texas Instruments, Inc.	53,552	3,758,279
Xilinx, Inc.	13,500	733,590

		32,764,998

Software 4.2%
Activision Blizzard, Inc.	34,000	1,506,200
Adobe Systems, Inc.*	26,640	2,891,505
Autodesk, Inc.*	11,720	847,708
CA, Inc.	14,758	488,195
Citrix Systems, Inc.*	8,700	741,414
Electronic Arts, Inc.*	16,500	1,409,100
Intuit, Inc.	13,700	1,507,137
Microsoft Corp.	419,712	24,175,411
Oracle Corp.	162,140	6,368,859
Red Hat, Inc.*	9,700	784,051
salesforce.com, inc.*	34,300	2,446,619
Symantec Corp.	31,617	793,587

		43,959,786

Specialty Retail 2.4%
Advance Auto Parts, Inc.	4,050	603,936
AutoNation, Inc.*(a)	3,923	191,089
AutoZone, Inc.*	1,610	1,237,028
Bed Bath & Beyond, Inc.	8,700	375,057
Best Buy Co., Inc.	14,300	545,974
CarMax, Inc.*(a)	10,400	554,840
Foot Locker, Inc.	7,300	494,356
Gap, Inc. (The)	12,013	267,169
Home Depot, Inc. (The)	66,484	8,555,161

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	27

Portfolio of Investments (continued)

as of September 30, 2016

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Specialty Retail (cont’d.)
L. Brands, Inc.	13,522	$956,952
Lowe’s Cos., Inc.	47,296	3,415,244
O’Reilly Automotive, Inc.*	5,200	1,456,572
Ross Stores, Inc.	21,400	1,376,020
Signet Jewelers Ltd.	4,200	313,026
Staples, Inc.	32,925	281,509
Tiffany & Co.	6,000	435,780
TJX Cos., Inc. (The)	35,464	2,651,998
Tractor Supply Co.	7,500	505,125
Ulta Salon Cosmetics & Fragrance, Inc.*	3,400	809,132
Urban Outfitters, Inc.*	4,500	155,340

		25,181,308

Technology Hardware, Storage & Peripherals 3.7%
Apple, Inc.	289,638	32,743,576
Hewlett Packard Enterprise Co.	88,002	2,002,045
HP, Inc.	89,902	1,396,178
NetApp, Inc.	15,400	551,628
Seagate Technology PLC	15,000	578,250
Western Digital Corp.	15,025	878,512

		38,150,189

Textiles, Apparel & Luxury Goods 0.7%
Coach, Inc.	14,300	522,808
Hanesbrands, Inc.	18,500	467,125
Michael Kors Holdings Ltd.*	9,800	458,542
NIKE, Inc. (Class B Stock)	71,504	3,764,685
PVH Corp.	4,600	508,300
Ralph Lauren Corp.	3,300	333,762
Under Armour, Inc. (Class A Stock)*(a)	9,600	371,328
Under Armour, Inc. (Class C Stock)*	9,667	327,325
VF Corp.	17,936	1,005,313

		7,759,188

Tobacco 1.6%
Altria Group, Inc.	104,879	6,631,499
Philip Morris International, Inc.	83,079	8,076,940
Reynolds American, Inc.	44,532	2,099,684

		16,808,123

Trading Companies & Distributors 0.2%
Fastenal Co.	15,700	655,946

See Notes to Financial Statements.

28

	Shares	Value (Note 1)
COMMON STOCKS (Continued)

Trading Companies & Distributors (cont’d.)
United Rentals, Inc.*	4,500	$353,205
W.W. Grainger, Inc.(a)	3,154	709,145

		1,718,296

Water Utilities 0.1%
American Water Works Co., Inc.	9,400	703,496

TOTAL COMMON STOCKS (cost $359,425,703)		1,004,817,023

EXCHANGE TRADED FUND 0.2%
iShares Core S&P 500 ETF (cost $2,330,062)	11,400	2,480,184

TOTAL LONG-TERM INVESTMENTS (cost $361,755,765)		1,007,297,207

SHORT-TERM INVESTMENTS 4.0%

AFFILIATED MUTUAL FUNDS 3.8%
Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund (cost $32,799,548)(Note 3)(c)	32,799,548	32,799,548
Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund (cost $6,698,473)(Note 3)(c)(d)	6,698,473	6,698,473

TOTAL AFFILIATED MUTUAL FUNDS (cost $39,498,021)		39,498,021

	Principal Amount (000)#
U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Bills, 0.341%, 12/15/16 (cost $1,798,744)(e)(f)	1,800	1,799,325

TOTAL SHORT-TERM INVESTMENTS (cost $41,296,765)		41,297,346

TOTAL INVESTMENTS 100.6% (cost $403,052,530) (Note 5)		1,048,594,553
Liabilities in excess of other assets(g) (0.6)%		(6,729,039)

NET ASSETS 100.0%		$1,041,865,514

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	29

Portfolio of Investments (continued)

as of September 30, 2016

The following abbreviations are used in the annual report:

ETF—Exchange Traded Fund

OTC—Over-the-counter

REITs—Real Estate Investment Trusts

*	Non-income producing security.
#	Principal amount shown in U.S. dollars unless otherwise stated.
(a)	All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $6,545,590; cash collateral of $6,694,735 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments. Securities on loan are subject to contractual netting arrangements.
(b)	An affiliated security.
(c)	Prudential Investments LLC, the manager of the Fund, also serves as manager of the Prudential Investment Portfolios 2 - Prudential Core Ultra Short Bond Fund and the Prudential Investment Portfolios 2 - Prudential Institutional Money Market Fund.
(d)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(e)	Rate quoted represents yield-to-maturity as of purchase date.
(f)	Represents security, or a portion thereof, segregated as collateral for futures contracts.
(g)	Includes net unrealized appreciation (depreciation) on the following derivative contracts held at reporting period end:

Futures contracts outstanding at September 30, 2016:

Number of Contracts	Type	Expiration Date	Value at Trade Date	Value at September 30, 2016	Unrealized Appreciation (Depreciation)
	Long Positions:
100	S&P 500 E-Mini	Dec. 2016	$10,678,487	$10,802,000	$123,513
45	S&P 500 Index	Dec. 2016	23,856,717	24,304,500	447,783

					$571,296

A U.S. Treasury Obligation with a market value of $1,799,325 has been segregated with UBS AG to cover requirements for open contracts at September 30, 2016.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

See Notes to Financial Statements.

30

The following is a summary of the inputs used as of September 30, 2016 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Common Stocks
Aerospace & Defense	$20,875,834	$—	$—
Air Freight & Logistics	7,373,925	—	—
Airlines	5,277,813	—	—
Auto Components	4,190,875	—	—
Automobiles	5,377,476	—	—
Banks	53,995,910	—	—
Beverages	22,498,023	—	—
Biotechnology	30,170,797	—	—
Building Products	1,409,568	—	—
Capital Markets	25,894,137	—	—
Chemicals	20,814,328	—	—
Commercial Services & Supplies	3,142,331	—	—
Communications Equipment	10,664,045	—	—
Construction & Engineering	922,752	—	—
Construction Materials	1,457,114	—	—
Consumer Finance	7,433,525	—	—
Containers & Packaging	3,416,554	—	—
Distributors	1,405,133	—	—
Diversified Consumer Services	234,278	—	—
Diversified Financial Services	14,980,888	—	—
Diversified Telecommunication Services	26,423,568	—	—
Electric Utilities	20,357,205	—	—
Electrical Equipment	5,594,109	—	—
Electronic Equipment, Instruments & Components	3,837,697	—	—
Energy Equipment & Services	10,756,544	—	—
Equity Real Estate Investment Trusts (REITs)	30,002,423	—	—
Food & Staples Retailing	21,685,540	—	—
Food Products	17,330,148	—	—
Health Care Equipment & Supplies	27,824,397	—	—
Health Care Providers & Services	26,282,945	—	—
Health Care Technology	975,650	—	—
Hotels, Restaurants & Leisure	16,324,044	—	—
Household Durables	4,901,635	—	—
Household Products	20,326,324	—	—
Independent Power & Renewable Electricity Producers	613,088	—	—
Industrial Conglomerates	25,775,548	—	—
Insurance	26,582,842	—	—
Internet & Direct Marketing Retail	25,014,694	—	—
Internet Software & Services	45,683,672	—	—
IT Services	38,145,886	—	—

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	31

Portfolio of Investments (continued)

as of September 30, 2016

	Level 1	Level 2	Level 3
Common Stocks (continued)
Leisure Products	$987,484	$—	$—
Life Sciences Tools & Services	7,292,778	—	—
Machinery	14,707,732	—	—
Media	29,253,863	—	—
Metals & Mining	3,376,587	—	—
Multiline Retail	5,588,493	—	—
Multi-Utilities	10,780,008	—	—
Oil, Gas & Consumable Fuels	61,572,635	—	—
Personal Products	1,071,576	—	—
Pharmaceuticals	55,042,896	—	—
Professional Services	3,108,329	—	—
Real Estate Management & Development	408,508	—	—
Road & Rail	8,607,485	—	—
Semiconductors & Semiconductor Equipment	32,764,998	—	—
Software	43,959,786	—	—
Specialty Retail	25,181,308	—	—
Technology Hardware, Storage & Peripherals	38,150,189	—	—
Textiles, Apparel & Luxury Goods	7,759,188	—	—
Tobacco	16,808,123	—	—
Trading Companies & Distributors	1,718,296	—	—
Water Utilities	703,496	—	—
Exchange Traded Fund	2,480,184	—	—
Affiliated Mutual Funds	39,498,021	—	—
U.S. Treasury Obligation	—	1,799,325	—
Other Financial Instruments*
Futures Contracts	571,296	—	—

Total	$1,047,366,524	$1,799,325	$—

*	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation/depreciation on the instrument, and OTC swap contracts which are recorded at fair value.

See Notes to Financial Statements.

32

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of September 30, 2016 were as follows (Unaudited):

Oil, Gas & Consumable Fuels	5.9%
Pharmaceuticals	5.3
Banks	5.2
Internet Software & Services	4.4
Software	4.2
Affiliated Mutual Funds (including 0.6% of collateral for securities on loan)	3.8
Technology Hardware, Storage & Peripherals	3.7
IT Services	3.7
Semiconductors & Semiconductor Equipment	3.2
Biotechnology	2.9
Equity Real Estate Investment Trusts (REITs)	2.9
Media	2.8
Health Care Equipment & Supplies	2.6
Insurance	2.6
Diversified Telecommunication Services	2.5
Health Care Providers & Services	2.5
Capital Markets	2.5
Industrial Conglomerates	2.5
Specialty Retail	2.4
Internet & Direct Marketing Retail	2.4
Beverages	2.2
Food & Staples Retailing	2.1
Aerospace & Defense	2.0
Chemicals	2.0
Electric Utilities	2.0
Household Products	2.0
Food Products	1.7
Tobacco	1.6
Hotels, Restaurants & Leisure	1.6
Diversified Financial Services	1.4
Machinery	1.4
Multi-Utilities	1.0
Energy Equipment & Services	1.0
Communications Equipment	1.0
Road & Rail	0.8%
Textiles, Apparel & Luxury Goods	0.7
Consumer Finance	0.7
Air Freight & Logistics	0.7
Life Sciences Tools & Services	0.7
Electrical Equipment	0.5
Multiline Retail	0.5
Automobiles	0.5
Airlines	0.5
Household Durables	0.5
Auto Components	0.4
Electronic Equipment, Instruments & Components	0.4
Containers & Packaging	0.3
Metals & Mining	0.3
Commercial Services & Supplies	0.3
Professional Services	0.3
Exchange Traded Fund	0.2
U.S. Treasury Obligation	0.2
Trading Companies & Distributors	0.2
Construction Materials	0.1
Building Products	0.1
Distributors	0.1
Personal Products	0.1
Leisure Products	0.1
Health Care Technology	0.1
Construction & Engineering	0.1
Water Utilities	0.1
Independent Power & Renewable Electricity Producers	0.1

100.6
Liabilities in excess of other assets	(0.6)

100.0%

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	33

Portfolio of Investments (continued)

as of September 30, 2016

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity risk. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of September 30, 2016 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Balance Sheet Location	Fair Value		Balance Sheet Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$571,296	*	—	$—

*	Includes cumulative appreciation/depreciation as reported in schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended September 30, 2016 are as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$3,082,442

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,097,285

For the year ended September 30, 2016, the Fund’s average value at trade date for futures contracts long positions was $31,152,216.

See Notes to Financial Statements.

34

PRUDENTIAL INVESTMENTS, A PGIM BUSINESS  |  MUTUAL FUNDS

Statement of Assets and Liabilities, Statement of Operations and Statement of Changes in Net Assets

ANNUAL REPORT	SEPTEMBER 30, 2016

Prudential QMA Stock Index Fund

Statement of Assets & Liabilities

as of September 30, 2016

Assets
Investments at value, including securities on loan of $6,545,590:
Unaffiliated investments (cost $362,738,466)	$1,007,128,767
Affiliated investments (cost $40,314,064)	41,465,786
Dividends receivable	1,151,310
Receivable for Fund shares sold	1,045,857
Due from broker—variation margin futures	193,375
Prepaid expenses	11,321

Total Assets	1,050,996,416

Liabilities
Payable to broker for collateral for securities on loan	6,694,735
Payable for Fund shares reacquired	1,756,173
Payable to custodian	238,247
Accrued expenses and other liabilities	157,020
Distribution fee payable	117,111
Affiliated transfer agent fee payable	98,358
Management fee payable	69,258

Total Liabilities	9,130,902

Net Assets	$1,041,865,514

Net assets were comprised of:
Shares of beneficial interest, at par	$22,917
Paid-in capital in excess of par	367,985,480

368,008,397
Undistributed net investment income	16,185,957
Accumulated net realized gain on investment transactions	11,557,841
Net unrealized appreciation on investments	646,113,319

Net assets, September 30, 2016	$1,041,865,514

See Notes to Financial Statements.

36

Class A
Net asset value and redemption price per share ($238,671,194 ÷ 5,260,610 shares of beneficial interest issued and outstanding)	$45.37
Maximum sales charge (3.25% of offering price)	1.52

Maximum offering price to public	$46.89

Class C
Net asset value, offering price and redemption price per share ($72,100,256 ÷ 1,603,216 shares of beneficial interest issued and outstanding)	$44.97

Class I
Net asset value, offering price and redemption price per share ($334,673,275 ÷ 7,348,365 shares of beneficial interest issued and outstanding)	$45.54

Class Z
Net asset value, offering price and redemption price per share ($396,420,789 ÷ 8,704,592 shares of beneficial interest issued and outstanding)	$45.54

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	37

Statement of Operations

Year Ended September 30, 2016

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of foreign withholding taxes of $532)	$21,052,242
Affiliated dividend income	205,994
Income from securities lending, net (including affiliated: $128,050)	145,556
Interest income	5,488

Total income	21,409,280

Expenses
Management fee	1,497,633
Distribution fee—Class A	666,693
Distribution fee—Class C	618,547
Custodian and accounting fees (net of $12,100 fee credit)	110,000
Transfer agent fee—Class A (including affiliated expense of $181,000)	253,000
Transfer agent fee—Class C (including affiliated expense of $6,000)	36,000
Transfer agent fee—Class I (including affiliated expense of $227,000)	227,000
Transfer agent fee—Class Z (including affiliated expense of $507,000)	508,000
Registration fees	92,000
Shareholders’ reports	75,000
Audit fee	35,000
Legal fees and expenses	30,000
Trustees’ fees	25,000
Insurance expenses	11,000
Miscellaneous	19,472

Total expenses	4,204,345
Less: Management fee waiver	(698,896)

Net expenses	3,505,449

Net investment income (loss)	17,903,831

Realized And Unrealized Gain (Loss) On Investments
Net realized gain (loss) on:
Investment transactions	17,508,993
Futures transactions	3,082,442

20,591,435

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated: $131,104)	99,165,027
Futures	1,097,285

100,262,312

Net gain (loss) on investment transactions	120,853,747

Net Increase (Decrease) In Net Assets Resulting From Operations	$138,757,578

See Notes to Financial Statements.

38

Statement of Changes in Net Assets

	Year Ended September 30,
	2016	2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$17,903,831	$16,740,960
Net realized gain (loss) on investment transactions	20,591,435	18,680,158
Net change in unrealized appreciation (depreciation) on investments	100,262,312	(44,644,451)

Net increase (decrease) in net assets resulting from operations	138,757,578	(9,223,333)

Dividends and Distributions (Note 1)
Dividends from net investment income
Class A	(4,352,960)	(2,772,211)
Class C	(774,739)	(336,055)
Class I	(7,600,934)	(4,457,273)
Class Z	(9,144,499)	(7,305,498)

	(21,873,132)	(14,871,037)

Distributions from net realized gains
Class A	(3,106,382)	(9,526,261)
Class C	(808,687)	(1,988,380)
Class I	(4,611,857)	(12,540,604)
Class Z	(5,694,893)	(21,267,117)

	(14,221,819)	(45,322,362)

Fund share transactions (Net of share conversions) (Note 6)
Net proceeds from shares sold	213,708,737	305,176,212
Net asset value of shares issued in reinvestment of dividends and distributions	35,898,644	59,793,540
Cost of shares reacquired	(244,408,218)	(278,057,023)

Net increase (decrease) in net assets from Fund share transactions	5,199,163	86,912,729

Total increase (decrease)	107,861,790	17,495,997

Net Assets:
Beginning of year	934,003,724	916,507,727

End of year(a)	$1,041,865,514	$934,003,724

(a) Includes undistributed net investment income of:	$16,185,957	$15,464,744

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	39

Notes to Financial Statements

Prudential Investment Portfolios 8 (the “Trust”) is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust was established as a Delaware business trust on May 11, 1992 and currently consists of one fund, which is the Prudential QMA Stock Index Fund (the “Fund”). Effective on or about December 30, 2015, the Prudential Stock Index Fund was renamed the Prudential QMA Stock Index Fund.

The Fund’s investment objective is to provide investment results that correspond to the price and yield performance of the Standard & Poor’s 500 Composite Stock Price Index.

Note 1. Accounting Policies

The Fund follows investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Board of Trustees (the “Board”) has adopted Valuation Procedures for security valuation under which fair valuation responsibilities have been delegated to Prudential Investments LLC (“PI” or “Manager”). Under the current Valuation Procedures, the established Valuation Committee is responsible for supervising the valuation of portfolio securities and other assets. The Valuation Procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly-scheduled quarterly meeting.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the table following the Portfolio of Investments.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing

40

price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy.

In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Common and preferred stocks traded on foreign securities exchanges are valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stocks discussed above.

Participatory notes (P-notes) are generally valued based upon the value of a related underlying security that trades actively in the market and are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the investment adviser regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other mutual funds to calculate their net asset values.

Prudential QMA Stock Index Fund	41

Notes to Financial Statements (continued)

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in value of equities. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Financial futures contracts involve elements of risk in excess of the amounts reflected on the Statement of Assets and Liabilities. With exchange-traded futures contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off, and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund may lend its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in a highly liquid short-term money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. Loans are subject

42

to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral. The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities, in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned that may occur during the term of the loan.

REITs: The Fund invests in REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. These estimates are adjusted periodically when the actual source of distributions is disclosed by the REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-date. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on an accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified amongst undistributed net investment income, accumulated net realized gain (loss) and paid-in capital in excess of par, as appropriate.

Taxes: For federal income tax purposes, the Fund is treated as a separate taxpaying entity. It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains are recorded, net of reclaimable amounts, at the time the related income is earned.

Prudential QMA Stock Index Fund	43

Notes to Financial Statements (continued)

Estimates: The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

Note 2. Agreements

The Fund has a management agreement with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. PI has entered into a subadvisory agreement with Quantitative Management Associates LLC (“QMA”). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. PI pays for the services of QMA, the cost of compensation of officers, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to PI is accrued daily and payable monthly, at an annual rate of .15% of the Fund’s average daily net assets up to and including $1 billion and .10% of such average daily net assets in excess of $1 billion. The Fund’s manager has agreed to contractually waive a portion of its management fee, so that the effective management fee for the Fund will be .08% of the average daily net assets of Fund through January 31, 2018. The effective management fee rate before any waivers and/or expense reimbursement was .15% of the average daily net assets for the year ended September 30, 2016. The effective management fee rate, net of waivers and/or expense reimbursement, was .08%.

The Fund has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class I and Class Z shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to plans of distribution, (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class I and Class Z shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution-related activities at an annual rate of up to .30% and 1% of the average daily net assets of the Class A and C shares, respectively.

PIMS has advised the Fund that it has received $207,598 in front-end sales charges resulting from sales of Class A shares during the year ended September 30, 2016. From these fees, PIMS paid such sales charges to affiliated broker-dealers which in turn paid commissions to salespersons and incurred other distribution costs.

44

PIMS has advised the Fund that for the year ended September 30, 2016, it received $6,381 in contingent deferred sales charges imposed upon redemptions by certain Class C shareholders.

PI, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

Note 3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable. The Fund’s Class I and Class Z shares are subject to a transfer agent fee of .07% and .13% of the average daily net assets of the Class I and Class Z shares, respectively. Classes A and C each compensate PMFS for its services as they are incurred.

Effective July 7, 2016, the Board replaced PGIM, Inc., an indirect wholly-owned subsidiary of Prudential, as securities lending agent with a third party agent. Prior to July 7, 2016, PGIM, Inc. was the Fund’s securities lending agent. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”. For the period October 1, 2015 through February 4, 2016, PGIM, Inc. had been compensated $12,800 for these services. At the June 2016 meeting of the Board, the Board approved compensation to PGIM, Inc. related to securities lending activities. The payment was for services provided from February 5, 2016 to July 5, 2016 and totaled $8,278. Additionally, PGIM, Inc., reimbursed the Fund $7,147 related to securities lending income adjustments. Prior to January 4, 2016, PGIM, Inc. was known as Prudential Investment Management, Inc. (“PIM”).

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Such transactions are subject to ratification by the Board.

The Fund invests its overnight sweep cash in the Prudential Core Ultra Short Bond Fund, (formerly known as Prudential Core Taxable Money Market Fund), (the “Core Fund”), and its securities lending cash collateral in the Prudential Institutional Money Market Fund, (the “Money Market Fund”), each a portfolio of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PI. Earnings from the Core and the Money Market Funds are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

Prudential QMA Stock Index Fund	45

Notes to Financial Statements (continued)

Note 4. Portfolio Securities

The cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, for the year ended September 30, 2016, were $42,935,693 and $61,318,020, respectively.

Note 5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. In order to present undistributed net investment income, accumulated net realized gain on investment transactions and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income and accumulated net realized gain on investment transactions. For the year ended September 30, 2016, the adjustments were to increase undistributed net investment income and decrease accumulated net realized gain on investment transactions by $4,690,514 due to investment inversions and other book to tax differences. Net investment income, net realized gain (loss) on investments and net assets were not affected by this change.

For the year ended September 30, 2016, the tax character of dividends paid by the Fund were $23,593,071 from ordinary income and $12,501,880 from long-term capital gains. For the year ended September 30, 2015, the tax character of dividends paid by the Fund were $17,498,405 from ordinary income and $42,694,994 from long-term capital gains.

As of September 30, 2016, the accumulated undistributed earnings on a tax basis were $19,643,794 of ordinary income and $16,736,470 of long-term capital gains. This differs from the amount shown on the Statement of Assets and Liabilities primarily due to cumulative timing differences between financial and tax reporting.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of September 30, 2016 were as follows:

Tax Basis	Appreciation	Depreciation	Net Unrealized Appreciation
$411,117,698	$650,576,876	$(13,100,021)	$637,476,855

The difference between book basis and tax basis was primarily attributable to deferred losses on wash sales, Lehman Brothers securities adjustments and other tax adjustments.

46

Management has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. The Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Note 6. Capital

The Fund offers Class A, Class C, Class I and Class Z shares. Class A shares are sold with a front-end sales charge of up to 3.25%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a 1% contingent deferred sales charge (“CDSC”), although they are not subject to an initial sales charge. The Class A CDSC is waived for purchase by certain retirement and/or benefit plans. Class C shares are sold with a CDSC of 1% during the first year.

Class I and Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Trust has authorized an unlimited number of shares of beneficial interest at $.001 par value per share, currently of one Fund, divided into four classes, designated Class A, Class C, Class I and Class Z shares.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

As of September 30, 2016, two shareholders of record held 19% of the Fund’s outstanding shares on behalf of multiple beneficial owners.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended September 30, 2016:
Shares sold	1,306,787	$56,130,303
Shares issued in reinvestment of dividends and distributions	174,058	7,341,775
Shares reacquired	(1,097,738)	(47,214,002)

Net increase (decrease) in shares outstanding before conversion	383,107	16,258,076
Shares reacquired upon conversion into other share class(es)	(19,214)	(836,360)

Net increase (decrease) in shares outstanding	363,893	$15,421,716

Year ended September 30, 2015:
Shares sold	1,332,858	$58,427,777
Shares issued in reinvestment of dividends and distributions	276,458	12,089,501
Shares reacquired	(1,125,631)	(49,410,316)

Net increase (decrease) in shares outstanding before conversion	483,685	21,106,962
Shares issued upon conversion from other share class(es)	282	12,482
Shares reacquired upon conversion into other share class(es)	(72,761)	(3,203,484)

Net increase (decrease) in shares outstanding	411,206	$17,915,960

Prudential QMA Stock Index Fund	47

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended September 30, 2016:
Shares sold	574,880	$24,458,796
Shares issued in reinvestment of dividends and distributions	36,896	1,550,360
Shares reacquired	(204,494)	(8,748,710)

Net increase (decrease) in shares outstanding before conversion	407,282	17,260,446
Shares reacquired upon conversion into other share class(es)	(23,541)	(1,032,100)

Net increase (decrease) in shares outstanding	383,741	$16,228,346

Year ended September 30, 2015:
Shares sold	424,910	$18,528,978
Shares issued in reinvestment of dividends and distributions	51,764	2,255,861
Shares reacquired	(144,306)	(6,269,481)

Net increase (decrease) in shares outstanding before conversion	332,368	14,515,358
Shares reacquired upon conversion into other share class(es)	(799)	(35,348)

Net increase (decrease) in shares outstanding	331,569	$14,480,010

Class I
Year ended September 30, 2016:
Shares sold	1,292,458	$55,444,691
Shares issued in reinvestment of dividends and distributions	288,870	12,198,976
Shares reacquired	(1,425,725)	(61,409,238)

Net increase (decrease) in shares outstanding	155,603	$6,234,429

Year ended September 30, 2015:
Shares sold	2,535,333	$111,065,765
Shares issued in reinvestment of dividends and distributions	387,419	16,968,958
Shares reacquired	(1,525,326)	(67,151,121)

Net increase (decrease) in shares outstanding before conversion	1,397,426	60,883,602
Shares issued upon conversion from Class	6,201	283,453

Net increase (decrease) in shares outstanding	1,403,627	$61,167,055

48

Class Z	Shares	Amount
Year ended September 30, 2016:
Shares sold	1,810,000	$77,674,947
Shares issued in reinvestment of dividends and distributions	350,557	14,807,533
Shares reacquired	(2,965,444)	(127,036,268)

Net increase (decrease) in shares outstanding before conversion	(804,887)	(34,553,788)
Shares issued upon conversion from other share class(es)	42,441	1,868,460

Net increase (decrease) in shares outstanding	(762,446)	$(32,685,328)

Year ended September 30, 2015:
Shares sold	2,651,615	$117,153,692
Shares issued in reinvestment of dividends and distributions	650,062	28,479,220
Shares reacquired	(3,533,599)	(155,226,105)

Net increase (decrease) in shares outstanding before conversion	(231,922)	(9,593,193)
Shares issued upon conversion from other shares class(es)	66,977	2,949,084
Shares reacquired upon conversion into other share class(es)	(141)	(6,187)

Net increase (decrease) in shares outstanding	(165,086)	$(6,650,296)

Note 7. Borrowings

The Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The SCA provides for a commitment of $900 million for the period October 8, 2015 through October 6, 2016. The Funds pay an annualized commitment fee of .11% of the unused portion of the SCA. Prior to October 8, 2015, the Funds had another SCA that provided a commitment of $900 million and the Funds paid an annualized commitment fee of .075% of the unused portion of the SCA. Interest on any borrowings under the SCA is paid at contracted market rates. The Fund’s portion of the commitment fee for the unused amount is accrued daily and paid quarterly.

Subsequent to the fiscal year end, the SCA has been renewed effective October 6, 2016 and will continue to provide a commitment of $900 million through October 5, 2017. Effective October 6, 2016, the Funds pay an annualized commitment fee of .15% of the unused portion of the SCA.

The Fund did not utilize the SCA during the year ended September 30, 2016.

Note 8. New Accounting Pronouncement

In January 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-01 regarding “Recognition and Measurement of Financial Assets and Financial Liabilities”. The new guidance is intended to enhance the reporting model for financial instruments to provide users of financial statements with more decision-useful information and addresses certain aspects of the recognition, measurement, presentation, and disclosure of financial instruments. The new standard affects all entities that hold financial assets or owe financial

Prudential QMA Stock Index Fund	49

Notes to Financial Statements (continued)

liabilities. The new guidance is effective for public companies for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. At this time, management is evaluating the implications of ASU No. 2016-01 and its impact on the financial statements and disclosures has not yet been determined.

50

Financial Highlights

Class A Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$40.91	$43.97	$37.45	$32.09	$25.16
Income (loss) from investment operations:
Net investment income (loss)	.69	.65	.61	.58	.47
Net realized and unrealized gain (loss) on investment transactions	5.27	(.93)	6.47	5.30	6.90
Total from investment operations	5.96	(.28)	7.08	5.88	7.37
Less Dividends and Distributions:
Dividends from net investment income	(.84)	(.63)	(.47)	(.52)	(.44)
Distributions from net realized gains	(.66)	(2.15)	(.09)	-	-
Total dividends and distributions	(1.50)	(2.78)	(.56)	(.52)	(.44)
Net asset value, end of year	$45.37	$40.91	$43.97	$37.45	$32.09
Total Return(b):	14.85%	(1.06)%	19.09%	18.71%	29.60%

Ratios/Supplemental Data:
Net assets, end of year (000)	$238,671	$200,334	$197,250	$162,557	$144,851
Average net assets (000)	$222,230	$210,562	$184,199	$153,755	$135,485
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.53%	.54%	.53%	.54%	.55%
Expenses before waivers and/or expense reimbursement	.60%	.61%	.67%	.76%	.77%
Net investment income (loss)	1.61%	1.49%	1.47%	1.69%	1.61%
Portfolio turnover rate	4%	6%	4%	3%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	51

Financial Highlights (continued)

Class C Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$40.56	$43.64	$37.18	$31.87	$24.99
Income (loss) from investment operations:
Net investment income (loss)	.41	.37	.35	.36	.29
Net realized and unrealized gain (loss) on investment transactions	5.22	(.94)	6.45	5.29	6.86
Total from investment operations	5.63	(.57)	6.80	5.65	7.15
Less Dividends and Distributions:
Dividends from net investment income	(.56)	(.36)	(.25)	(.34)	(.27)
Distributions from net realized gains	(.66)	(2.15)	(.09)	-	-
Total dividends and distributions	(1.22)	(2.51)	(.34)	(.34)	(.27)
Net asset value, end of year	$44.97	$40.56	$43.64	$37.18	$31.87
Total Return(b):	14.10%	(1.70)%	18.38%	17.96%	28.78%

Ratios/Supplemental Data:
Net assets, end of year (000)	$72,100	$49,462	$38,749	$29,139	$23,924
Average net assets (000)	$61,856	$46,945	$34,419	$25,730	$23,103
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	1.18%	1.19%	1.16%	1.16%	1.17%
Expenses before waivers and/or expense reimbursement	1.25%	1.26%	1.30%	1.38%	1.39%
Net investment income (loss)	.96%	.85%	.84%	1.06%	.99%
Portfolio turnover rate	4%	6%	4%	3%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

52

Class I Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.07	$44.14	$37.57	$32.20	$25.25
Income (loss) from investment operations:
Net investment income (loss)	.84	.81	.75	.70	.55
Net realized and unrealized gain (loss) on investment transactions	5.29	(.97)	6.51	5.30	6.94
Total from investment operations	6.13	(.16)	7.26	6.00	7.49
Less Dividends and Distributions:
Dividends from net investment income	(1.00)	(.76)	(.60)	(.63)	(.54)
Distributions from net realized gains	(.66)	(2.15)	(.09)	-	-
Total dividends and distributions	(1.66)	(2.91)	(.69)	(.63)	(.54)
Net asset value, end of year	$45.54	$41.07	$44.14	$37.57	$32.20
Total Return(b):	15.23%	(.77)%	19.54%	19.09%	30.06%

Ratios/Supplemental Data:
Net assets, end of year (000)	$334,673	$295,412	$255,507	$222,993	$176,040
Average net assets (000)	$323,821	$291,839	$241,829	$193,507	$214,339
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.19%	.19%	.19%	.19%	.19%
Expenses before waivers and/or expense reimbursement	.26%	.26%	.33%	.41%	.41%
Net investment income (loss)	1.96%	1.83%	1.81%	2.03%	2.00%
Portfolio turnover rate	4%	6%	4%	3%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

Prudential QMA Stock Index Fund	53

Financial Highlights (continued)

Class Z Shares
	Year Ended September 30,
	2016	2015	2014	2013	2012
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$41.07	$44.12	$37.57	$32.19	$25.25
Income (loss) from investment operations:
Net investment income (loss)	.82	.78	.73	.68	.56
Net realized and unrealized gain (loss) on investment transactions	5.28	(.94)	6.49	5.31	6.90
Total from investment operations	6.10	(.16)	7.22	5.99	7.46
Less Dividends and Distributions:
Dividends from net investment income	(.97)	(.74)	(.58)	(.61)	(.52)
Distributions from net realized gains	(.66)	(2.15)	(.09)	-	-
Total dividends and distributions	(1.63)	(2.89)	(.67)	(.61)	(.52)
Net asset value, end of year	$45.54	$41.07	$44.12	$37.57	$32.19
Total Return(b):	15.16%	(.78)%	19.42%	19.06%	29.94%

Ratios/Supplemental Data:
Net assets, end of year (000)	$396,421	$388,796	$425,001	$405,721	$382,510
Average net assets (000)	$390,514	$442,546	$424,209	$390,330	$373,819
Ratios to average net assets(c):
Expenses after waivers and/or expense reimbursement	.25%	.25%	.25%	.25%	.25%
Expenses before waivers and/or expense reimbursement	.32%	.32%	.39%	.47%	.47%
Net investment income (loss)	1.89%	1.78%	1.75%	1.98%	1.91%
Portfolio turnover rate	4%	6%	4%	3%	4%

(a)	Calculated based on average shares outstanding during the year.
(b)	Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.
(c)	Does not include expenses of the underlying portfolio in which the Fund invests.

See Notes to Financial Statements.

54

Report of Independent Registered Public

Accounting Firm

The Board of Directors and Shareholders

Prudential Investment Portfolios 8:

We have audited the accompanying statement of assets and liabilities of Prudential QMA Stock Index Fund, one of the series constituting Prudential Investment Portfolios 8, (hereafter referred to as the “Fund”), including the portfolio of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, transfer agent and brokers or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2016, and the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 22, 2016

Prudential QMA Stock Index Fund	55

Tax Information (unaudited)

We are advising you that during the fiscal year ended September 30, 2016, the Fund reports the maximum amount allowed per share, but not less than $0.55 for Class A, C, I and Z shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended September 30, 2016, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
Prudential Stock Index Fund	81.79%	79.16%

In January 2017, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2016.

56

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS

(Unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Ellen S. Alberding (58) Board Member Portfolios Overseen: 67	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (since 2011); Trustee, Skills for America’s Future (national initiative to connect employers to community colleges) (since 2011); Trustee, National Park Foundation (charitable foundation for national park system) (since 2009); Trustee, Economic Club of Chicago (since 2009).	None.
Kevin J. Bannon (64) Board Member Portfolios Overseen: 67	Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).
Linda W. Bynoe (64) Board Member Portfolios Overseen: 67	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Simon Property Group, Inc. (retail real estate) (May 2003-May 2012); Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).

Prudential QMA Stock Index Fund

Independent Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Keith F. Hartstein (60) Board Member Portfolios Overseen: 67	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.
Michael S. Hyland, CFA (71) Board Member Portfolios Overseen: 67	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.
Richard A. Redeker (73) Board Member & Independent Chair Portfolios Overseen: 67	Retired Mutual Fund Senior Executive (47 years); Management Consultant; Director, Mutual Fund Directors Forum (since 2014); Independent Directors Council (organization of independent mutual fund directors)-Executive Committee, Chair of Policy Steering Committee, Governing Council.	None.
Stephen G. Stoneburn (73) Board Member Portfolios Overseen: 67	Chairman (since July 2011), President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media; Senior Vice President of Fairchild Publications, Inc. (1975-1989).	None.

Visit our website at prudentialfunds.com

Interested Board Members(1)
Name, Address, Age Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years
Stuart S. Parker (54) Board Member & President Portfolios Overseen: 67	President of Prudential Investments LLC (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of Prudential Investments LLC (June 2005-December 2011).	None.
Scott E. Benjamin (43) Board Member & Vice President Portfolios Overseen: 67	Executive Vice President (since June 2009) of Prudential Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, Prudential Investments (since February 2006); Vice President of Product Development and Product Management, Prudential Investments (2003-2006).	None.
Grace C. Torres* (57) Board Member Portfolios Overseen: 65	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the Prudential Investments Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of Prudential Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Director (since July 2015) of Sun Bancorp, Inc. N.A.

*	Note: Prior to her retirement in 2014, Ms. Torres was employed by Prudential Investments LLC. Due to her prior employment, she is considered to be an “interested person” under the 1940 Act. Ms. Torres is a Non-Management Interested Board Member.
(1)	The year that each Board Member joined the Board is as follows:

Ellen S. Alberding, 2013; Kevin J. Bannon, 2008; Linda W. Bynoe, 2005; Keith F. Hartstein, 2013; Michael S. Hyland, 2008; Richard A. Redeker, 1996; Stephen G. Stoneburn, 2003; Grace C. Torres, 2014; Stuart S. Parker, Board Member and President since 2012; Scott E. Benjamin, Board Member since 2010 and Vice President since 2009.

Prudential QMA Stock Index Fund

Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Raymond A. O’Hara (61) Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of Prudential Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since 2012
Chad A. Earnst (41) Chief Compliance Officer	Chief Compliance Officer (September 2014-Present) of Prudential Investments LLC; Chief Compliance Officer (September 2014-Present) of the Prudential Investments Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., Prudential Global Short Duration High Yield Income Fund, Inc., Prudential Short Duration High Yield Fund, Inc. and Prudential Jennison MLP Income Fund, Inc.; formerly Assistant Director (March 2010-August 2014) of the Asset Management Unit, Division of Enforcement, US Securities & Exchange Commission; Assistant Regional Director (January 2010-August 2014), Branch Chief (June 2006–December 2009) and Senior Counsel (April 2003-May 2006) of the Miami Regional Office, Division of Enforcement, US Securities & Exchange Commission.	Since 2014
Deborah A. Docs (58) Secretary	Vice President and Corporate Counsel (since January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of Prudential Investments LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2004
Jonathan D. Shain (58) Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of Prudential Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since 2005

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Fund Officers(a)
Name, Address and Age Position with Fund	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer
Claudia DiGiacomo (42) Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of Prudential Investments LLC (since December 2005); Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since 2005
Andrew R. French (53) Assistant Secretary	Vice President and Corporate Counsel (since February 2010) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of Prudential Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since 2006
Theresa C. Thompson (54) Deputy Chief Compliance Officer	Vice President, Compliance, Prudential Investments LLC (since April 2004); and Director, Compliance, Prudential Investments LLC (2001-2004).	Since 2008
Richard W. Kinville (48) Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2005) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2007); formerly Investigator and Supervisor in the Special Investigations Unit for the New York Central Mutual Fire Insurance Company (August 1994-January 1999); Investigator in AXA Financial’s Internal Audit Department and Manager in AXA’s Anti-Money Laundering Office (January 1999-January 2005); first chair of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (June 2007-December 2009).	Since 2011
M. Sadiq Peshimam (52) Treasurer and Principal Financial and Accounting Officer	Vice President (since 2005) of Prudential Investments LLC; formerly Assistant Treasurer of funds in the Prudential Mutual Fund Complex (2006-2014).	Since 2006
Peter Parrella (58) Assistant Treasurer	Vice President (since 2007) and Director (2004-2007) within Prudential Mutual Fund Administration; formerly Tax Manager at SSB Citi Fund Management LLC (1997-2004).	Since 2007
Lana Lomuti (49) Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within Prudential Mutual Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since 2014
Linda McMullin (55) Assistant Treasurer	Vice President (since 2011) and Director (2008-2011) within Prudential Mutual Fund Administration.	Since 2014
Kelly A. Coyne (48) Assistant Treasurer	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since 2015

(a)	Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Prudential QMA Stock Index Fund

Explanatory Notes to Tables:

•	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with Prudential Investments LLC and/or an affiliate of Prudential Investments LLC.

•	Unless otherwise noted, the address of all Board Members and Officers is c/o Prudential Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

•	There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

•	“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

•	“Portfolios Overseen” includes all investment companies managed by Prudential Investments LLC. The investment companies for which Prudential Investments LLC serves as manager include the Prudential Investments Mutual Funds, The Prudential Variable Contract Accounts, Target Mutual Funds, Prudential Short Duration High Yield Fund, Inc., Prudential Global Short Duration High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

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Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of Prudential QMA Stock Index Fund (the “Fund”)1 consists of ten individuals, seven of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established three standing committees: the Audit Committee, the Nominating and Governance Committee, and the Investment Committee. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with Prudential Investments LLC (“PI”) and the Fund’s subadvisory agreement with Quantitative Management Associates LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on June 7-9, 2016 and approved the renewal of the agreements through July 31, 2017, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PI and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PI and the subadviser, the performance of the Fund, the profitability of PI and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PI throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on June 7-9, 2016.

[1]	Prudential QMA Stock Index Fund is the sole outstanding series of Prudential Investment Portfolios 8.

Prudential QMA Stock Index Fund

Approval of Advisory Agreements (continued)

The Trustees determined that the overall arrangements between the Fund and PI, which serves as the Fund’s investment manager pursuant to a management agreement, and between PI and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PI, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PI and QMA. The Board considered the services provided by PI, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance, and other services to the Fund. With respect to PI’s oversight of the subadviser, the Board noted that PI’s Strategic Investment Research Group (“SIRG”), which is a business unit of PI, is responsible for monitoring and reporting to PI’s senior management on the performance and operations of the subadviser. The Board also considered that PI pays the salaries of all of the officers and interested Trustees of the Fund who are not part of Fund management. The Board also considered the investment subadvisory services provided by QMA, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PI’s evaluation of the subadviser, as well as PI’s recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PI’s senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PI’s and QMA’s organizational structure, senior management, investment operations, and other relevant information pertaining to both PI and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PI and QMA. The Board noted that QMA is affiliated with PI.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PI and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PI and QMA under the management and subadvisory agreements.

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Costs of Services and Profits Realized by PI

The Board was provided with information on the profitability of PI and its affiliates in serving as the Fund’s investment manager. The Board discussed with PI the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PI during the year ended December 31, 2015 exceeded the management fees paid by PI, resulting in an operating loss to PI. The Board further noted that the subadviser is affiliated with PI and that its profitability is reflected in PI’s profitability report. Taking these factors into account, the Board concluded that the profitability of PI and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

PI and the Board previously retained an outside business consulting firm to review management fee breakpoint usage and trends in management fees across the mutual fund industry. The consulting firm presented its analysis and conclusions as to the Funds’ management fee structures to the Board and PI. The Board and PI have discussed these conclusions extensively since that presentation.

The Board received and discussed information concerning economies of scale that PI may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase, but that at its current level of assets the Fund does not realize the effect of those rate reductions. The Board took note that the Fund’s fee structure currently results in benefits to Fund shareholders whether or not PI realizes any economies of scale. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PI’s assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PI’s costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Prudential QMA Stock Index Fund

Approval of Advisory Agreements (continued)

Other Benefits to PI and QMA

The Board considered potential ancillary benefits that might be received by PI and QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PI included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PI), and benefits to its reputation as well as other intangible benefits resulting from PI’s association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PI and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional specific factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2015.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended September 30, 2015. The Board considered the management fee for the Fund as compared to the management fee charged by PI to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe (the Lipper S&P 500 Index Objective Funds Performance Universe) and the Peer Group were objectively determined by Broadridge, an independent provider of mutual fund data. The comparisons placed the Fund in various quartiles, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth gross performance comparisons (which do not reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

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Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	1st Quartile	1st Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board and PI agreed to retain the existing management fee waiver so that the effective management fee rate is 0.08% though January 31, 2017.
•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

Prudential QMA Stock Index Fund

■ MAIL	■ TELEPHONE	■ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	www.prudentialfunds.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s investment subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852 or by visiting the Securities and Exchange Commission’s website at www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Keith F. Hartstein • Michael S. Hyland • Stuart S. Parker • Richard A. Redeker • Stephen G. Stoneburn • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • M. Sadiq Peshimam, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Deborah A. Docs, Secretary • Chad A. Earnst, Chief Compliance Officer • Theresa C. Thompson, Deputy Chief Compliance Officer • Richard W. Kinville, Anti-Money Laundering Compliance Officer • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Andrew R. French, Assistant Secretary • Peter Parrella, Assistant Treasurer • Lana Lomuti, Assistant Treasurer • Linda McMullin, Assistant Treasurer • Kelly A. Coyne, Assistant Treasurer

MANAGER	Prudential Investments LLC	655 Broad Street Newark, NJ 07102

INVESTMENT SUBADVISER	Quantitative Management Associates LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	One Wall Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain a prospectus and summary prospectus by visiting our website at www.prudentialfunds.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to www.prudentialfunds.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, Prudential QMA Stock Index Fund, Prudential Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO SCHEDULE
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation and location of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund’s schedule of portfolio holdings is also available on the Fund’s website as of the end of each month no sooner than 15 days after the end of the month.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PRUDENTIAL QMA STOCK INDEX FUND

SHARE CLASS	A	C	I	Z
NASDAQ	PSIAX	PSICX	PDSIX	PSIFX
CUSIP	74441F108	74441F306	74441F405	74441F504

MF174E    0298908-00001-00

Item 2 – Code of Ethics – – See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer. During the period covered by this report, there have been no amendments to any provision of the code of ethics nor have any waivers been granted from any provision of the code of ethics.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services –

(a) Audit Fees

For the fiscal years ended September 30, 2016 and September 30, 2015, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $34,123 and $22,950, respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(c) Tax Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(d) All Other Fees

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PRUDENTIAL MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each Prudential Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services. Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Annual Fund financial statement audits
➢	Seed audits (related to new product filings, as required)
➢	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Accounting consultations
➢	Fund merger support services
➢	Agreed Upon Procedure Reports
➢	Attestation Reports
➢	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

➢	Tax compliance services related to the filing or amendment of the following:
∎	Federal, state and local income tax compliance; and,
∎	Sales and use tax compliance
➢	Timely RIC qualification reviews
➢	Tax distribution analysis and planning
➢	Tax authority examination services
➢	Tax appeals support services
➢	Accounting methods studies

➢	Fund merger support services
➢	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000, any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

➢	Bookkeeping or other services related to the accounting records or financial statements of the Fund
➢	Financial information systems design and implementation
➢	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
➢	Actuarial services
➢	Internal audit outsourcing services
➢	Management functions or human resources
➢	Broker or dealer, investment adviser, or investment banking services
➢	Legal services and expert services unrelated to the audit
➢	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the Prudential Fund Complex

Certain non-audit services provided to Prudential Investments LLC or any of its affiliates that also provide ongoing services to the Prudential Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to Prudential Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to Prudential Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee –

For the fiscal years ended September 30, 2016 and September 30, 2015: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2016 and September 30, 2015 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 –	Audit Committee of Listed Registrants – Not applicable.

Item 6 –	Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – Not applicable.

Item 11 – Controls and Procedures

(a)	It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)	There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3)	Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 8

By:	/s/ Deborah A. Docs
Deborah A. Docs
Secretary

Date:	November 22, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	November 22, 2016

By:	/s/ M. Sadiq Peshimam
M. Sadiq Peshimam
Treasurer and Principal Financial and Accounting Officer

Date:	November 22, 2016